                               REORGANIZATION AGREEMENT

    This Reorganization Agreement (this "Agreement") is effective as of December 4, 1997 (the "Effective Date") by and between The Titan Corporation, a Delaware corporation (hereinafter called "Titan"), and Linkabit Wireless, Inc., a Delaware corporation and wholly-owned subsidiary of Titan, formerly known as Titan Information Systems Corporation (hereinafter called "LW").

    WHEREAS, Titan and LW desire to restructure their current business operations to combine the commercial and defense satellite communications businesses.

    WHEREAS, on September 30, 1997, the Board of Directors of Titan approved the contribution to the capital of LW of all of the assets and liabilities of the Linkabit Division of Titan and the contribution to the capital of LW of net intercompany indebtedness of LW to Titan as of September 30, 1997.

    WHEREAS, on September 30, 1997, the Board of Directors of LW (which was then named Titan Information Systems Corporation) approved the transfer to Titan of all of the assets of the Broadband Division, the Client/Server Division and the Gamma Satcom Division of LW, subject to Titan's assumption of all of the liabilities of such divisions, in exchange for the pay-off of certain intercompany indebtedness.

    WHEREAS, Titan hereby intends to effect the contribution to LW of all of the assets of the Linkabit Division ("Linkabit Assets"), subject to the assumption by LW of all of the liabilities of the Linkabit Division, in accordance with Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"), and to effect the contribution to capital of certain net intercompany indebtedness.

    WHEREAS, LW hereby intends to effect the transfer to Titan of all of the assets of the Broadband Division, the Client/Server Division and the Gamma Satcom Division of LW to Titan, subject to the assumption by Titan of all of the liabilities of such transferred divisions.

    NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, and subject to the terms and provisions set forth herein, the parties hereto mutually agree as follows:

                                      ARTICLE 1

                                   THE TRANSACTION

    1.1 CONTRIBUTION OF LINKABIT ASSETS. Pursuant to Section 351 of the Code, Titan hereby assigns, transfers and conveys to LW, without recourse to Titan and in "AS


                                          1.

IS" condition without any representations and warranties of any kind, all of Titan's right, title and interest in and to all of assets, claims, rights, privileges and interests of any kind and nature of the Linkabit Division, including, without limitation, the Linkabit Assets described on Exhibit A attached hereto and incorporated herein to this Agreement by this reference ("Linkabit Assets"), but excluding the assets described on Exhibit A as excluded assets, in exchange for 10,000,000 newly issued shares of Class B Common Stock of LW.

    1.2 CONTRIBUTION TO CAPITAL. Titan hereby contributes to the capital of LW $32,617,000 through the pay-off of the principal and interest of net intercompany indebtedness of LW accrued as of September 30, 1997; provided, however, that in the event that the appraised values of the Broadband Assets (as defined below) or the Client/Server Assets (as defined below), net of liabilities, exceed the fair market value determined by LW and used to calculate the transfer prices set forth in Sections 1.3 and 1.4 below, then the amount of the contribution to capital shall be reduced by the amount of such excess and the amount of net intercompany indebtedness used to purchase the Broadband Assets and/or Client/Server Assets shall be increased by such amount. Notwithstanding anything herein to the contrary, in no event shall the total net intercompany indebtedness contributed to capital or paid off in exchange for the Broadband Assets and the Client/Server Assets exceed $36,617,000.

    1.3 TRANSFER OF BROADBAND ASSETS. LW hereby assigns, transfers, conveys and sells to Titan, without recourse to LW and in AS IS condition without any representations and warranties of any kind, all of LW's right, title and interest in and to the assets, claims, rights, privileges and interests of any kind and nature of the Broadband Division, including, without limitation, the Broadband Assets as described on Exhibit B attached hereto and incorporated herein to this Agreement by this reference ("Broadband Assets") in exchange for the pay-off of $3,000,000 in principal and interest of intercompany indebtedness of LW to Titan and the assumption by Titan of liabilities of the Broadband Division; provided, however, that in the event that the appraised value of the Broadband Assets, net of liabilities, exceeds $3,000,000 (which is the fair market value as determined in good faith by Titan and LW), then the amount of paid-off intercompany indebtedness shall increase by the amount of such excess.

    1.4 TRANSFER OF CLIENT/SERVER ASSETS. LW hereby assigns, transfers, conveys and sells to Titan, without recourse to LW and in AS IS condition without any representations and warranties of any kind, all of LW's right, title and interest in and to the assets, claims, rights, privileges and interests of any kind and nature of the Client/Server Division, including, without limitation, the Client/Server Assets as defined on Exhibit C attached hereto and incorporated herein to this Agreement by this reference ("Client/Server Assets"), in exchange for the pay-off of $1,000,000 in principal and interest of intercompany indebtedness of LW to Titan and the assumption by Titan of


                                          2.

liabilities of the Client/Server Division; provided, however, that in the event that the appraised value of the Client/Server Assets, net of liabilities, exceeds $1,000,000 (which is the fair market value as determined in good faith by Titan and LW), then the amount of paid-off intercompany indebtedness shall increase by the amount of such excess.

    1.5 TRANSFER OF GAMMA SATCOM ASSETS. LW hereby assigns, transfers and conveys to Titan, without recourse to LW and in AS IS condition without any representations and warranties of any kind, all of LW's right, title and interest in and to all of assets, claims, rights, privileges and interests of any kind and nature of the Gamma Satcom Division, including, without limitation, the Gamma Satcom Assets as defined on Exhibit D attached hereto and incorporated herein to this Agreement by this reference ("Gamma Satcom Assets") in exchange for the assumption by Titan of all liabilities of the Gamma Satcom Division.

    1.6 TITAN'S ASSUMPTION OF LIABILITIES. Titan hereby assumes all of the liabilities of the Broadband Division, the Client/Server Division and the Gamma Satcom Division of LW ("Titan's Assumed Liabilities"), whether known or unknown, contingent or noncontingent, including, without limitation, all accounts payable, accrued compensation and employee claims, accrued warranties, any judgments, arbitration awards or liabilities, including, without limitation, judgments, awards or liabilities, arising under the NSN Network Services Ltd. mediation settlement or otherwise and all contracts included in the Broadband Assets, the Client/Server Assets and the Gamma Satcom Assets, including, without limitation, those specific contracts of LW listed on Exhibit E attached hereto (collectively, "Titan's Assumed Contracts").

    1.7 LW'S ASSUMPTION OF LIABILITIES. LW hereby assumes all of the liabilities of the Linkabit Division of Titan ("LW's Assumed Liabilities"), whether known or unknown, contingent or noncontingent, including, without limitation, all accounts payable, accrued compensation and employee claims, accrued warranties, and all contracts included in the Linkabit Assets, including, without limitation, those specific contracts of Titan listed on Exhibit F attached hereto ("LW's Assumed Contracts").

    1.8 THIRD PARTY CONSENTS AND NOVATIONS. Titan hereby covenants and agrees to use its reasonable best efforts to obtain all third party consents and government contract novations required to be obtained by Titan for the transfer of the Linkabit Assets. If any third party consent or novation is denied as to any contract included in the Linkabit Assets, then Titan shall compensate LW for the value of any asset on the LW balance sheet as of September 30, 1997, specifically arising from the contract that was not assigned or novated.

    1.9 LW'S FURTHER DOCUMENTS. LW will execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents, and


                                          3.

instruments of transfer, reasonably requested by Titan and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Titan for the purpose of assigning, transferring, granting, conveying, and confirming to Titan, or reducing to possession, any of the Broadband Assets, Client/Server Assets and Gamma Satcom Assets and Titan's Assumed Liabilities to be conveyed and Transferred by this Agreement.

    1.10 TITAN'S FURTHER DOCUMENTS. Titan will execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents, and instruments of transfer, reasonably requested by LW and will take any other action consistent with the terms of this Agreement that may reasonably be requested by LW for the purpose of assigning, transferring, granting, conveying, and confirming to LW, or reducing to possession, any of the Linkabit Assets and LW's Assumed Liabilities to be conveyed and Transferred by this Agreement.

                                      ARTICLE 2

                            REPRESENTATIONS AND WARRANTIES

    2.1 REPRESENTATIONS AND WARRANTIES OF LW. LW hereby represents and warrants as follows:

         (a) CORPORATE ORGANIZATION. LW is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder.

         (b) AUTHORITY RELATIVE TO AGREEMENTS. The execution, delivery and performance by LW of this Agreement, and the consummation by LW of the transactions contemplated hereby, have been duly authorized and approved by all necessary corporate proceedings of LW.

    2.2 REPRESENTATIONS AND WARRANTIES OF TITAN. Titan hereby represents and warrants as follows:

         (a) CORPORATE ORGANIZATION. Titan is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder.

         (b) AUTHORITY RELATIVE TO AGREEMENTS. The execution, delivery and performance by Titan of this Agreement, and the consummation by Titan of the


                                          4.

transactions contemplated hereby, have been duly authorized and approved by all necessary corporate proceedings of Titan.

                                      ARTICLE 3

                                   INDEMNIFICATION

    3.1 INDEMNIFICATION BY TITAN. Titan hereby agrees to indemnify, defend and hold LW, its directors, officers and employees harmless from and against all losses, damages (including, without limitation consequential damages), judgments, penalties, awards, settlements, costs and expenses (including, without limitation, court costs, witness fees and attorneys' fees and disbursements) asserted against, imposed upon or incurred by LW directly or indirectly, by reason of, arising out of or resulting from (i) Titan's Assumed Liabilities, (ii) Titan's ownership or operation of the Broadband Assets, Client/Server Assets or Gamma Satcom Assets or such businesses from and after the date hereof or (iii) Titan's performance or failure to perform any of Titan's Assumed Contracts.

    3.2 INDEMNIFICATION BY LW. LW hereby agrees to indemnify, defend and hold Titan, its directors, officers and employees harmless from and against all losses, damages (including, without limitation consequential damages), judgments, penalties, awards, settlements, costs and expenses (including, without limitation, court costs, witness fees and attorneys' fees and disbursements) asserted against, imposed upon or incurred by Titan directly or indirectly, by reason of, arising out of or resulting from (i) LW's Assumed Liabilities, (ii) LW's ownership or operation of the Linkabit Assets or business from and after the date hereof or (iii) LW's performance or failure to perform any of the LW's Assumed Contracts..

                                      ARTICLE 4

                                  GENERAL PROVISIONS

    4.1 EFFECT OF HEADINGS; EXHIBITS. The subject headings of the sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions. All exhibits and schedules to this Agreement are incorporated herein in their entirety.

    4.2 ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it, and, except for any other agreements specifically referenced herein, supersedes all prior agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be


                                          5.

deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

    4.3 ASSIGNMENT. This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors, and assigns; provided, however, that neither party may assign any of its rights under it, except with the written consent of the other party.

    4.4 SEVERABILITY. Each term, covenant, condition or provision of this Agreement shall be viewed as separate and distinct, and in the event that any such term, covenant, condition or provision shall be held by a court of competent jurisdiction to be invalid, the remaining provisions shall continue in full force and effect.

    IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the date set forth above.

                                  THE TITAN CORPORATION,
                                  a Delaware corporation

                                  By: /s/ Gene W. Ray
                                      ------------------------------------

                                  Print Name: Gene W. Ray
                                              ----------------------------

                                  Title: President and CEO
                                         ---------------------------------

                                  LINKABIT WIRELESS, INC.
                                  a Delaware corporation

                                  By: /s/ Fredrick L. Judge
                                      ------------------------------------

                                  Print Name: Fredrick L. Judge
                                              ----------------------------

                                  Title: President and CEO
                                         ---------------------------------

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                                      EXHIBIT A

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                                      EXHIBIT B

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                                       EXHIBIT C

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                                      EXHIBIT D

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                                      EXHIBIT E

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                                      EXHIBIT F

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